      As filed with the Securities and Exchange Commission on June 27, 2000

                                                           Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                              ANALOG DEVICES, INC.
             (Exact name of registrant as specified in its charter)


         MASSACHUSETTS                                        04-2348234
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                           Identification Number)


          ONE TECHNOLOGY WAY
        NORWOOD, MASSACHUSETTS                                02062-9106
(Address of Principal Executive Offices)                      (Zip Code)


                              ANALOG DEVICES, INC.
                           DEFERRED COMPENSATION PLAN
                            (Full title of the Plan)

                             PAUL P. BROUNTAS, ESQ.
                                HALE AND DORR LLP
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                     (Name and address of agent for service)

                                 (617) 526-6000
          (Telephone number, including area code, of agent for service)


                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------
Title of securities to be      Amount to be        Proposed maximum            Amount of
registered(1)                  registered(1)      aggregate offering        registration fee
--------------------------------------------------------------------------------------------

Deferred Compensation
   Obligations                  $200,000,000          $200,000,000              $52,800
--------------------------------------------------------------------------------------------

(1) The Deferred Compensation Obligations are unsecured obligations of Analog Devices, Inc. to pay deferred compensation in the future in accordance with the terms of the Analog Devices, Inc. Deferred Compensation Plan.

(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(h) of the Securities Act of 1933, as amended.

                     STATEMENT OF INCORPORATION BY REFERENCE


         This Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8 (File No. 033-64849) filed by the Registrant on December 8, 1995, relating to the Registrant's Deferred Compensation Plan, as amended by Post-Effective Amendment No. 1 to S-8 filed by the Registrant on April 15, 1997 and Post-Effective Amendment No. 2 to Form S-8 filed by the Registrant on November 12, 1997; incorporates by reference the contents of the Registration Statement on Form S-8 (File No. 333-48243) filed by the Registrant on March 19, 1998; and incorporates by reference the contents of the Registration Statement on Form S-8 (File 333-87055) filed by the Registrant on September 14, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwood, Commonwealth of Massachusetts, on this 27 day of June, 2000.



                                                ANALOG DEVICES, INC.




                                                By: /s/ Jerald G. Fishman
                                                    ---------------------------
                                                    Jerald G. Fishman
                                                    President and Chief
                                                    Executive Officer


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Analog Devices, Inc., hereby severally constitute and appoint Ray Stata, Jerald G. Fishman, Joseph E. McDonough and Paul P. Brountas, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names, in the capacities indicated below, the Registration Statement filed herewith, and any and all amendments (including post-effective amendments) to said Registration Statement (or any other Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and generally to do all such things in our names and behalf in our capacities as officers and directors to enable Analog Devices, Inc. to comply with the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to any such Registration Statement and any and all amendments thereto.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



       SIGNATURE                           TITLE                      DATE


/s/ Jerald G. Fishman             President, Chief Executive       June 27, 2000
------------------------------    Officer and Director
JERALD G. FISHMAN                (Principal Executive Officer)



/s/ Ray Stata                     Chairman of the
------------------------------    Board and Director               June 27, 2000
RAY STATA



/s/ Joseph E. McDonough           Vice President-Finance           June 27, 2000
------------------------------    and Chief Financial
JOSEPH E. MCDONOUGH               Officer (Principal Financial
                                  and Accounting Officer)



/s/ John L. Doyle                 Director                         June 27, 2000
------------------------------
JOHN L. DOYLE



/s/ Charles O. Holliday, Jr.      Director                         June 27, 2000
------------------------------
CHARLES O. HOLLIDAY, JR.



/s/ Joel Moses                    Director                         June 27, 2000
------------------------------
JOEL MOSES

                                  Director                         June __, 2000
------------------------------
F. GRANT SAVIERS



/s/ Lester C. Thurow              Director                         June 27, 2000
------------------------------
LESTER C. THUROW

                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

 4.1 Restated Articles of Organization of Analog Devices, Inc., as amended (incorporated herein by reference to the Registrant's Form 10-Q, filed on March 15, 1999)

 4.2 By-Laws of the Registrant (incorporated herein by reference to the Registrant's Form 10-K for the fiscal year ended October 31, 1998, filed on January 28, 1999)

 4.3 Rights Agreement dated as of March 18, 1998 between the Registrant and BankBoston, N.A., as Rights Agent (incorporated herein by reference to the Registrant's Registration Statement on Form 8-K (File No. 001-07819) filed on March 19, 1998), as amended by Amendment No.1 to Rights Agreement, entered into as of October 14, 1999 (incorporated herein by reference to the Registrant's Registration Statement on Form 8-K/A (File No. 001-07819) filed on November 19, 1999).

 4.4 Analog Devices, Inc. Deferred Compensation Plan (incorporated herein by reference to the Registrant's Form S-8 filed on December 8, 1995, as amended by Post-Effective Amendment No. 1 to Form S-8 filed on April 15, 1997 and Post-Effective Amendment No. 2 to Form S-8 filed on November 12, 1997; by reference to the Registrant's Form S-8 filed on March 19, 1998; and by reference to the Registrant's Form S-8 filed on September 14, 1999

 5             Opinion of Hale and Dorr LLP

23.1           Consent of Hale and Dorr LLP (included in Exhibit 5)

23.2           Consent of Ernst & Young LLP

24 Power of Attorney (included on the signature page of this Registration Statement)